UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number (811-05037)

Professionally Managed Portfolios
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Elaine E. Richards
Professionally Managed Portfolios
c/o U.S. Bank Global Fund Services
2020 E. Financial Way, Ste. 100
Glendora, CA 91741
(Name and address of agent for service)

(626) 914-7363
Registrant's telephone number, including area code

Date of fiscal year end: September 30

Date of reporting period:  September 30, 2019

Item 1. Report to Stockholders.

TCM SMALL CAP GROWTH FUND

ANNUAL REPORT

TCM Small Cap Growth Fund

September 30, 2019

Important Notice: The U.S. Securities and Exchange Commission will permit funds to make shareholder reports available electronically beginning January 1, 2021. Accordingly, paper copies will no longer be mailed. Instead, at that time, the TCM Small Cap Growth Fund (the “Fund”) will send a notice, either by mail or e-mail, each time the Fund's updated report is available on our website (www.tyghcap.com/mutual-fund). Investors enrolled in electronic delivery will receive the notice by e-mail, with links to the updated report and do not need to take any action. Investors who are not enrolled in electronic delivery by January 1, 2021 will receive the notice in the mail. All investors who prefer to receive shareholder reports in a printed format may, at any time, choose that option free of charge by calling (800) 536-3230.

TCM SMALL CAP GROWTH FUND

Table of Contents

Performance Discussion	2
Performance	7
Fund Information	8
Schedule of Investments	9
Statement of Assets and Liabilities	12
Statement of Operations	13
Statements of Changes in Net Assets	14
Financial Highlights	15
Notes to Financial Statements	16
Report of Independent Registered Public Accounting Firm	23
Fund Expense Example	24
Approval of Investment Advisory Agreement	26
Trustees and Executive Officers	29
Additional Information	34
Privacy Notice	36

TCM SMALL CAP GROWTH FUND

PERFORMANCE DISCUSSION (Unaudited) (Continued)

November 21, 2019

Dear Fellow Shareholder:

Thank you for your investment in the Fund.  This is the annual report to shareholders of the Fund, covering the fiscal year ended September 30, 2019.  The report includes a discussion of the factors that impacted the performance of the Fund for the period, as well as information on Fund expenses and holdings.  The report also contains the audited financial statements of the Fund and a Report of Independent Registered Public Accounting Firm.

As noted in the table below showing quarterly returns, the one year ended September 30, 2019 was very volatile with the long bull run in equities being tested in the fourth quarter 2018 as investor psychology turned from complacent to fearful over growth headwinds posed by political uncertainty, trade friction, and tightening monetary policy.  Following that sell-off, the Federal Reserve changed course on its steady raising of interest rates, first pausing and then initiating a series of rate cuts, and small cap equities significantly rebounded off their lows in December 2018.  Small cap returns for the remainder of the fiscal year were relatively muted, with the total return for the one year ended September 30, 2019 ending in negative territory, as investors tried to divine the impact of trade wars, interest rates cuts, an inverted yield curve and slowing global economic growth.

The Fund outperformed its benchmark by 5.71% for the one-year period driven by very strong stock selection in the information technology, financials, industrials, health care, communications services and energy sectors.  The effect of the Fund’s sector weights, which are driven primarily by our bottom-up stock selection process, was also positive due to our overweight in information technology and industrials and underweight in health care and materials.

Fiscal Year Performance Overview.  Quarterly returns and the total return for the one year ended September 30, 2019 for the Fund; the Russell 2000® Growth Index, the Fund’s benchmark; and the Lipper Small Cap Growth category average were:

	Small	Russell	Lipper Small
	Cap Fund	2000® Growth	Cap Growth
4th Quarter 2018	-22.37%	-21.65%	-20.85%
1st Quarter 2019	19.02%	17.14%	18.14%
2nd Quarter 2019	6.33%	2.75%	4.60%
3rd Quarter 2019	-2.19%	-4.17%	-4.45%
1 Year	-3.92%	-9.63%	-6.59%

Longer term performance for the Fund is set forth in the chart and table that follow this letter.

TCM SMALL CAP GROWTH FUND

PERFORMANCE DISCUSSION (Unaudited) (Continued)

Performance Attribution – Year in Review.  Below is a summary of performance attribution for each of the past four quarters.

Fourth Quarter 2018.  The fourth quarter sell-off started in October as investors shifted towards more conservative, defensive sectors and bond proxies during the start of the earnings season on fears of a slowing economy.  That selling pressure renewed in earnest in December as the U.S./China trade conflict heated up, the Federal Reserve Board (the “Fed”) raised rates, and the government partially shut down over border wall funding.  For the quarter, the Russell 2000® Growth Index was down -21.65% with all sectors in negative territory except utilities.  In this downdraft, the Fund lagged the benchmark by 0.72% with the positive effects of our sector weights (cash, overweight in information technology, underweight in health care, and materials) being offset slightly by stock selection (negative in consumer discretionary and industrials).  2018 was a volatile, roller coaster year for the markets with the Russell 2000® Growth Index starting out strong in January, correcting in February, rallying until August and selling off hard in the fourth quarter, to end at -9.31% for the year.  The Fund outperformed for the calendar year by 3.59% based entirely on strong stock selection in the information technology, health care, financials, and energy sectors.

First Quarter 2019.  In January, the Fed signaled its decision to “pause” the steady campaign to raise interest rates, in reluctant recognition of decelerating global economic growth and the effects of unsettled trade disputes between the U.S. and many of its trading partners.  The first quarter earnings season was relatively positive for stock prices, mainly because of the fear and loathing already suffered in the fourth quarter, and the hope for some groups (e.g., semiconductors) that the bad earnings results “couldn’t get any worse” and would start improving in the second half of the year.  The actual results and guidance were decelerating growth rates, tough comparisons from lapping the tax cuts of 2017 and a stronger dollar.  With earnings growth in decline, investors rewarded those companies with strong balance sheets that showed signs of revenue, cash flow and earnings growth.  The Fund outperformed its benchmark by almost 2% for the quarter based on strong stock selection in the information technology and industrials economic sectors.  The effect of our sector weights was positive across the board with the greatest contribution from our overweight in information technology and underweight in consumer staples, financials, and consumer discretionary.  Those effects were somewhat offset by the impact of cash in such a strong quarter.

Second Quarter 2019.  Markets settled a bit in the second quarter of 2019 to post positive, yet muted returns across most asset classes and styles.  As a general rule, companies that beat expectations and provided strong guidance were rewarded, those with in-line or modestly positive results less so, and companies that missed

TCM SMALL CAP GROWTH FUND

PERFORMANCE DISCUSSION (Unaudited) (Continued)

were punished, all as we would expect in this environment.  In May, the Russell 2000® Growth Index was down -7.42%, only to see a rebound of 7.70% in June.  The May sell-off was driven by uncertainty that leading economic indicators were either declining or riding the fence between expansion and contraction, and investors trying to sort out the effect and permanence of higher tariffs and slowing CAPEX spending.  June’s rebound was predicated on expectations for a future rate cut by the Fed and continued hopes that trade disputes would not escalate further, hopes that proved to be short-lived as the year progressed.  For the quarter, the top performing sectors in the benchmark were industrials, utilities, financials, and information technology, odd bed fellows in most circumstances.  The Fund outperformed the Russell 2000® Growth Index by 3.58% based almost entirely on stock selection, which was strong across the board but particularly in consumer discretionary, financials, and health care.  The effect of our sector weights was slightly positive, with the strongest contributor being the overweight in industrials, the top performing sector in the benchmark.

Third Quarter 2019.  Equity markets struggled in the third quarter as investors wrestled with an environment of slowing economic growth.  The ISM Purchasing Managers Index, a business survey that helps to understand economic trends and conditions, contracted for two months in a row raising concerns that the U.S. trade dispute with China is starting to have real consequences to various manufacturers and suppliers.  The so-called Fed “put” of lowering interest rates during the quarter lost some of its ability to support equity prices as investors fretted over declining global growth and bond market signals (e.g., inverted yield curve) that a recession may be on the horizon.  Add in the hyper partisan political environment and the likely lack of supportive legislative and executive action and you have the backdrop for a nervous market.  Company management teams are echoing some of these concerns in their conversations or statements about business prospects or capital expenditures.  The shining light has been the consumer, which we discuss below.

The Russell 2000® Growth Index was -4.17% for the quarter and the only sectors in positive territory for the period were defensive in nature – utilities, real estate, and consumer staples.  The Fund outperformed its benchmark for the quarter based on strong stock selection in health care, financials, industrials and consumer discretionary, offset by some give back in the information technology sector during the market sell-off in August.  The effect of our sector weights was neutral for the quarter with the positive effects of cash, our underweight in health care and our overweight in industrials being offset by the impact of our slight overweight in energy and the lack of exposure to utilities, real estate, and consumer staples.

TCM SMALL CAP GROWTH FUND

PERFORMANCE DISCUSSION (Unaudited) (Continued)

Top and Bottom Contributing Stocks.  The top and bottom five contributing stocks to absolute performance for the 2019 fiscal year were:

	Average	Contribution
Top Five	Weight (%)	to Returns (%)
Kinsale Capital Group, Inc.
(casualty and property insurance)	3.53	1.68
Lattice Semiconductor Corp.
(programmable logic devices)	1.12	1.05
Euronet Worldwide, Inc.
(electronic payment services)	2.15	1.00
The Trade Desk, Inc. – Class A
(digital advertising software)	1.84	0.81
Clean Harbors, Inc.
(environmental, energy and industrial services)	1.40	0.67

	Average	Contribution
Bottom Five	Weight (%)	to Returns (%)
Ligand Pharmaceuticals, Inc.
(biopharmaceutical company)	1.18	-1.88
Cavco Industries, Inc. (manufactured homes)	1.14	-0.86
Evolent Health
(health care delivery and payment solutions)	0.51	-0.82
Skyline Champion Corp.
(manufactured and modular homes)	0.76	-0.77
New Relic, Inc.
(application performance management)	1.27	-0.76

The market is struggling to find its footing in the face of the headwinds discussed above.  The consumer appears to be the last man standing, which is important given that approximately 70% of GDP is driven by personal consumption.  We are not seeing accelerated growth in other components of economy, such as business investment and government spending, which means that in the absence of a strong trade deal, the market is likely to remain choppy.  Consumer strength is being driven by low unemployment, high job openings and increased wages and those trends don’t appear to be significantly changing in the near future (although we are starting to see declining job openings in low wage industries).  Recessionary indicators are flashing but most recessions hurt businesses more than the consumer (unlike 2008).  This divergence between consumer strength and trade war induced business weakness means we have to stay balanced between finding growth and focusing on valuation.  It also means we focus our attention on secular growth industries as

TCM SMALL CAP GROWTH FUND

PERFORMANCE DISCUSSION (Unaudited) (Continued)

opposed to cyclical companies whose growth rates will be impacted by an economic slowdown.  Companies in industries with a growing market that can take market share from others, meet or beat earnings expectations, and yet still possess what we think is a sustainable valuation will be rewarded by investors.

Thank you for your continued confidence and trust in managing your assets.

Sincerely,

Richard J. Johnson	Jeff B. Curtis
Chief Investment Officer	President

This material must be preceded or accompanied by a current prospectus. Please refer to the prospectus for important information about the Fund, including investment objectives, risks and expenses.

Past performance is no guarantee of future results.

This report reflects our views, opinions and portfolio holdings as of September 30, 2019, the end of the reporting period.  These views are subject to change at any time based on market and other conditions and we disclaim any responsibility to update these views.  The views should not be relied on as investment advice or an indication of trading intent on behalf of the Fund.

Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.  Please refer to the Schedule of Investments for a complete listing of Fund holdings.

Lipper Analytical Services, Inc. is an independent mutual fund research and ranking agency.  Each Lipper average represents a universe of funds with similar investment objectives. The Russell 2000® Growth Index is an unmanaged index representing those Russell 2000® Index companies with higher price-to-book ratios and future projected earnings according to the Frank Russell Company.  One cannot invest directly in an index. The Global Industry Classification Standard (GICS®) was developed by MSCI, an independent provider of global indices and benchmark-related products and services, and Standard & Poor’s (S&P), an independent international financial data and investment services company. The GICS methodology has been widely accepted as an industry analysis framework for investment research, portfolio management and asset allocation.

Mutual fund investing involves risk, principal loss is possible. The Fund invests in smaller companies, which involve additional risks such as limited liquidity and greater volatility than large capitalization companies. Investments in foreign securities involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks are greater in emerging markets. Growth-oriented funds may underperform when value investing is in favor.

Cash flow is the net amount of cash being transferred into and out of a business.

Earnings growth is a measure of growth in a company’s net income over a specific period, often one year.

CAPEX refers to funds used by a company to buy, maintain, or improve its fixed assets.

Quasar Distributors, LLC, Distributor

TCM SMALL CAP GROWTH FUND

VALUE OF $10,000 VS. RUSSELL 2000® GROWTH INDEX (Unaudited)

Average Annual Returns for the periods ended September 30, 2019:

	One	Three	Five	Ten	Since Inception
	Year	Year	Year	Year	(10/1/2004)
TCM Small Cap Growth Fund	-3.92%	16.35%	12.42%	13.46%	10.66%
Russell 2000® Growth Index	-9.63%	9.79%	9.08%	12.25%	8.89%
Lipper Small Cap Growth Average	-6.59%	12.06%	9.68%	12.44%	9.14%

This chart illustrates the performance of a hypothetical $10,000 investment made on October 1, 2004, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns reflect fee waivers in effect. In the absence of such waivers, total return would be reduced. The chart assumes reinvestment of capital gains, dividends, and return of capital, if applicable, for a fund and dividends for an index.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (800) 536-3230.

TCM SMALL CAP GROWTH FUND

FUND INFORMATION at September 30, 2019 (Unaudited)

Basic Fund Facts

Ticker Symbol	TCMSX
Inception Date	10/1/04
Total Net Assets	$433 million
Total Operating Expenses(1)	0.94%

(1)
Tygh Capital Management, Inc. (the “Advisor”) has contractually agreed to reduce its fees and/or pay the Fund’s expenses (excluding interest expense in connection with investment activities, taxes, Acquired Fund Fees and Expenses and extraordinary expenses) in order to limit Total Annual Fund Operating Expenses to 0.95% of average net assets (the “Expense Cap”). The Expense Cap will remain in effect until at least January 31, 2020 and may continue for an indefinite period thereafter as determined by the Board. The Advisor is permitted to be reimbursed for fee reductions and/or expense payments made in the prior three years. This reimbursement may be requested if the aggregate amount actually paid by the Fund toward operating expenses for such period (taking into account any reimbursement) does not exceed lesser of the Expense Cap in place at the time of waiver or at the time of reimbursement. The Expense Cap may be terminated at any time by the Board of Trustees upon 60 days’ notice to the Advisor, or by the Advisor with the consent of the Board. The total operating expenses represents what investors have paid as of the prospectus dated January 29, 2019. Please see the Fund’s Financial Highlights in this report for the most recent expense ratio.

Top Ten Holdings (% of net assets)

Kinsale Capital Group, Inc.	3.7%	MasTec, Inc.	2.3%
Clean Harbors, Inc.	2.8%	HMS Holdings Corp.	2.2%
WillScot Corp. - Class A	2.7%	PRA Health Sciences, Inc.	2.2%
Emergent BioSolutions, Inc.	2.6%	CACI International, Inc.	2.2%
Bio-Rad Laboratories, Inc. - Class A	2.4%	Skyline Champion Corp.	2.1%

Sector Allocation (% of net assets)

(2)	Cash equivalents and other liabilities in excess of assets.

TCM SMALL CAP GROWTH FUND

SCHEDULE OF INVESTMENTS at September 30, 2019

Shares		Value

COMMON STOCKS - 95.3%

Aerospace & Defense - 0.9%
47,080	Mercury Systems,
	Inc.(1)	$3,821,484

Air Freight & Logistics - 0.7%
150,544	Air Transport Services
	Group, Inc.(1)	3,164,435

Banks - 1.3%
127,552	Western Alliance
	Bancorp	5,877,596

Biotechnology - 5.9%
218,917	Emergent BioSolutions,
	Inc.(1)	11,444,981
24,046	Ligand
	Pharmaceuticals, Inc.(1)	2,393,539
105,562	Natera, Inc.(1)	3,462,433
110,885	Repligen Corp.(1)	8,503,771
		25,804,724

Chemicals - 0.5%
24,455	Ingevity Corp.(1)	2,074,762

Commercial Services & Supplies - 4.3%
150,329	Casella Waste Systems,
	Inc. - Class A(1)	6,455,127
157,468	Clean Harbors, Inc.(1)	12,156,530
		18,611,657

Communications Equipment - 1.5%
456,870	Viavi Solutions, Inc.(1)	6,398,464

Construction & Engineering - 8.5%
142,446	Construction Partners,
	Inc. - Class A(1)	2,219,308
153,903	MasTec, Inc.(1)	9,992,922
200,001	Quanta Services, Inc.	7,560,038
382,825	Sterling Construction
	Co., Inc.(1)	5,034,149
763,681	WillScot Corp. -
	Class A(1)	11,898,150
		36,704,567

Diversified Consumer Services - 2.4%
13,922	Bright Horizons Family
	Solutions, Inc.(1)	2,123,105
341,207	OneSpaWorld Holdings
	Ltd.(1)	5,298,944
22,169	Strategic
	Education, Inc.	3,012,324
		10,434,373

Electronic Equipment,
Instruments & Components - 1.9%
18,622	Littelfuse, Inc.	3,301,867
113,001	Napco Security
	Technologies, Inc.(1)	2,883,786
14,950	Rogers Corp.(1)	2,043,814
		8,229,467

Energy Equipment & Services - 0.3%
28,781	Core Laboratories NV	1,341,770

Entertainment - 0.9%
58,213	World Wrestling
	Entertainment, Inc. -
	Class A	4,141,855

Health Care Equipment & Supplies - 2.2%
56,715	Cantel Medical Corp.	4,242,282
102,751	Orthofix Medical,
	Inc.(1)	5,447,858
		9,690,140

Health Care Providers & Services - 0.6%
42,874	HealthEquity, Inc.(1)	2,450,035

Health Care Technology - 5.6%
280,306	HMS Holdings Corp.(1)	9,660,746
89,471	Omnicell, Inc.(1)	6,466,069
77,297	Teladoc Health, Inc.(1)	5,234,553
115,293	Vocera Communications,
	Inc.(1)	2,841,973
		24,203,341

The accompanying notes are an integral part of these financial statements.

TCM SMALL CAP GROWTH FUND

SCHEDULE OF INVESTMENTS at September 30, 2019 (Continued)

Shares		Value

COMMON STOCKS - 95.3% (Continued)

Hotels, Restaurants & Leisure - 5.4%
170,153	Brinker
	International, Inc.	$ 7,260,429
34,674	Churchill Downs, Inc.	4,280,679
67,515	Marriott Vacations
	Worldwide Corp.	6,995,229
180,423	SeaWorld
	Entertainment, Inc.(1)	4,748,733
		23,285,070

Household Durables - 3.7%
35,005	Cavco Industries, Inc.(1)	6,724,111
305,727	Skyline Champion
	Corp.(1)	9,199,325
		15,923,436

Insurance - 3.7%
154,810	Kinsale Capital
	Group, Inc.	15,993,421

IT Services - 8.9%
40,731	CACI
	International, Inc.(1)	9,419,451
38,014	Euronet Worldwide,
	Inc.(1)	5,561,448
221,514	Genpact Ltd.	8,583,667
58,910	MAXIMUS, Inc.	4,551,387
26,397	WEX, Inc.(1)	5,334,042
86,624	WNS Holdings
	Ltd. - ADR(1)	5,089,160
		38,539,155

Life Sciences Tools & Services - 7.9%
31,652	Bio-Rad Laboratories,
	Inc. - Class A(1)	10,531,886
38,802	Bio-Techne Corp.	7,592,387
49,315	Charles River Laboratories
	International, Inc.(1)	6,527,827
95,025	PRA Health
	Sciences, Inc.(1)	9,429,331
		34,081,431

Machinery - 4.8%
67,709	Alamo Group, Inc.	7,970,703
44,629	Albany International
	Corp. - Class A	4,023,751
138,935	Chart Industries, Inc.(1)	8,663,987
		20,658,441

Marine - 1.0%
53,239	Kirby Corp.(1)	4,374,116

Media - 0.7%
89,073	Cardlytics, Inc.(1)	2,985,727

Oil, Gas & Consumable Fuels - 0.6%
25,714	Delek US Holdings, Inc.	933,418
100,950	Matador
	Resources Co.(1)	1,668,704
		2,602,122

Professional Services - 2.6%
111,026	ASGN, Inc.(1)	6,979,094
42,145	Insperity, Inc.	4,156,340
		11,135,434

Road & Rail - 1.4%
53,732	Genesee & Wyoming,
	Inc. - Class A(1)	5,937,923

Semiconductors &
Semiconductor Equipment - 3.9%
252,951	Lattice
	Semiconductor Corp.(1)	4,625,209
34,820	MKS Instruments, Inc.	3,213,190
22,713	Monolithic Power
	Systems, Inc.	3,534,824
87,837	Rudolph
	Technologies, Inc.(1)	2,315,383
162,478	Tower
	Semiconductor Ltd.(1)	3,126,077
		16,814,683

The accompanying notes are an integral part of these financial statements.

TCM SMALL CAP GROWTH FUND

SCHEDULE OF INVESTMENTS at September 30, 2019 (Continued)

Shares		Value

COMMON STOCKS - 95.3% (Continued)

Software - 10.4%
128,341	Altair Engineering,
	Inc. - Class A(1)	$4,443,165
128,844	ForeScout
	Technologies, Inc.(1)	4,885,764
39,522	Guidewire
	Software, Inc.(1)	4,164,828
54,441	Medallia, Inc.(1)	1,493,317
30,093	New Relic, Inc.(1)	1,849,215
46,988	Nice Ltd. - ADR(1)	6,756,874
46,297	Pegasystems, Inc.	3,150,511
110,796	RealPage, Inc.(1)	6,964,637
31,567	The Trade Desk,
	Inc. - Class A(1)	5,920,391
21,283	Tyler
	Technologies, Inc.(1)	5,586,788
		45,215,490
Trading Companies & Distributors - 2.8%
316,714	H&E Equipment
	Services, Inc.	9,140,366
42,158	SiteOne Landscape
	Supply, Inc.(1)	3,120,535
		12,260,901
TOTAL COMMON STOCKS
(Cost $331,239,749)		412,756,020

SHORT-TERM INVESTMENTS - 5.4%
Money Market Funds - 5.4%
1,823,160	First American Treasury
	Obligations Fund -
	Class Z, 1.847%(2)	1,823,160
21,349,061	Invesco Treasury
	Obligations Portfolio -
	Institutional
	Class, 1.860%(2)	21,349,061
TOTAL SHORT-TERM INVESTMENTS
(Cost $23,172,221)		23,172,221
TOTAL INVESTMENTS
IN SECURITIES - 100.7%
(Cost $354,411,970)		435,928,241
Liabilities in Excess of
Other Assets - (0.7)%		(2,833,113)
TOTAL NET ASSETS - 100.0%		$433,095,128

ADR	American Depositary Receipt
(1)	Non-income producing security.
(2)	Annualized seven-day effective yield as of September 30, 2019.

The accompanying notes are an integral part of these financial statements.

TCM SMALL CAP GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES at September 30, 2019

ASSETS
Investments in securities, at value (cost $354,411,970) (Note 2)	$435,928,241
Receivables:
Investment securities sold	278,886
Fund shares sold	1,335,361
Dividends and interest	80,920
Prepaid expenses	17,574
Total assets	437,640,982

LIABILITIES
Payables:
Investment securities purchased	4,080,259
Fund shares redeemed	60,864
Investment advisory fees	285,857
Administration fees	47,031
Fund accounting fees	15,627
Audit fees	26,500
Custody fees	6,116
Trustee fees	4,877
Transfer agent fees	3,801
Chief Compliance Officer fees	1,833
Other accrued expenses	13,089
Total liabilities	4,545,854
NET ASSETS	$433,095,128
Net Asset Value (unlimited shares authorized):
Net assets	$433,095,128
Shares of beneficial interest issued and outstanding	12,603,420
Net asset value, offering and redemption price per share	$34.36

COMPONENTS OF NET ASSETS
Paid-in capital	$348,383,229
Total distributable earnings	84,711,899
Net assets	$433,095,128

The accompanying notes are an integral part of these financial statements.

TCM SMALL CAP GROWTH FUND

STATEMENT OF OPERATIONS For the Year Ended September 30, 2019

INVESTMENT INCOME
Income
Dividends (net of foreign withholding tax of $7,400)	$2,014,642
Interest	329,471
Other income	584
Total investment income	2,344,697

EXPENSES
Investment advisory fees	3,349,554
Administration fees	272,056
Fund accounting fees	92,183
Custody fees	34,793
Registration fees	27,716
Audit fees	26,500
Transfer agent fees	22,903
Miscellaneous expenses	24,278
Trustees fees	21,879
Legal fees	11,982
Chief Compliance Officer fees	10,500
Reports to shareholders	8,901
Insurance expenses	3,619
Total expenses	3,906,864
Net investment loss	(1,562,167)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments	7,535,830
Change in net unrealized appreciation/depreciation on investments	(20,621,579)
Net realized and unrealized loss on investments	(13,085,749)
Net decrease in net assets resulting from operations	$(14,647,916)

The accompanying notes are an integral part of these financial statements.

TCM SMALL CAP GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	September 30, 2019	September 30, 2018
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment loss	$(1,562,167)	$(2,228,641)
Net realized gain on investments	7,535,830	54,977,273
Change in net unrealized appreciation/
depreciation on investments	(20,621,579)	42,967,123
Net increase (decrease) in net assets
resulting from operations	(14,647,916)	95,715,755

DISTRIBUTIONS TO SHAREHOLDERS
Net dividends and distributions	(45,566,799)	(53,587,394)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived
from net change in outstanding shares(1)	40,021,562	40,377,024
Total increase (decrease) in net assets	(20,193,153)	82,505,385

NET ASSETS
Beginning of year	453,288,281	370,782,896
End of year	$433,095,128	$453,288,281

(1) Summary of share transactions is as follows:

	Year Ended		Year Ended
	September 30, 2019		September 30, 2018
	Shares	Value	Shares	Value
Shares sold	2,367,033	$75,100,172	2,075,655	$76,080,996
Shares issued in
reinvestment of
distributions	1,531,816	45,081,334	1,624,161	53,581,067
Shares redeemed	(2,415,403)	(80,159,944)	(2,436,967)	(89,285,039)
Net increase	1,483,446	$40,021,562	1,262,849	$40,377,024

The accompanying notes are an integral part of these financial statements.

TCM SMALL CAP GROWTH FUND

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year

	Year Ended September 30,
	2019	2018	2017	2016	2015
Net asset value,
beginning of year	$40.76	$37.62	$28.94	$31.00	$34.25

INCOME FROM INVESTMENT OPERATIONS
Net investment loss(1)	(0.12)	(0.20)	(0.21)	(0.12)	(0.14)
Net realized and unrealized
gain (loss) on investments	(2.17)	8.74	8.89	2.60	1.96
Total from
investment operations	(2.29)	8.54	8.68	2.48	1.82

LESS DISTRIBUTIONS
From net realized gain	(4.11)	(5.40)	—	(4.54)	(5.07)
Total distributions	(4.11)	(5.40)	—	(4.54)	(5.07)
Paid-in capital from
redemption fees(2)	—	—	—	0.00 (3)	0.00 (3)
Net asset value, end of year	$34.36	$40.76	$37.62	$28.94	$31.00
Total return	(3.92)%	26.09%	29.99%	8.42%	5.17%

RATIOS / SUPPLEMENTAL DATA
Net assets, end of year (millions)	$433.1	$453.3	$370.8	$269.6	$254.2
Portfolio turnover rate	121%	126%	139%	134%	137%
Ratio of expenses to
average net assets	0.93%	0.93%	0.95%	0.95%	0.93%
Ratio of net investment loss to
average net assets	(0.37)%	(0.55)%	(0.62)%	(0.44)%	(0.41)%

(1)	Calculated using average shares outstanding method.
(2)	Effective January 29, 2016 the 1.00% redemption fee was eliminated.
(3)	Does not round to $0.01 or $(0.01) per share, as applicable.

The accompanying notes are an integral part of these financial statements.

TCM SMALL CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS – September 30, 2019

NOTE 1 – ORGANIZATION

The TCM Small Cap Growth Fund (the “Fund”) is a diversified series of shares of beneficial interest of Professionally Managed Portfolios (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies.” The Fund commenced operations on October 1, 2004.

The Fund’s investment objective is to seek long-term capital appreciation.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

A.
Security Valuation. All equity securities, which may include Real Estate Investment Trusts (“REITs”), Business Development Companies (“BDCs”), and Master Limited Partnerships (“MLPs”), that are traded on U.S. national or foreign securities exchanges, are valued either at the last reported sale price on the exchange on which the security is principally traded or the exchange’s official closing price, if applicable. If, on a particular day, an exchange-traded security does not trade, then the mean between the most recent quoted bid   and asked prices will be used. All equity securities which may include REITs, BDCs and MLPs that are not traded on a listed exchange are valued at the   last sale price in the over-the-counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Valuation Committee. When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Board of Trustees (the “Board”). Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value. Different funds could reasonably arrive at different values for the same security. The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations.

TCM SMALL CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS – September 30, 2019 (Continued)

As described above, the Fund utilizes various methods to measure the fair value of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

	Level 1	Level 2	Level 3	Total
Common Stocks	$412,756,020	$—	$—	$412,756,020
Short-Term Investments	23,172,221	—	—	23,172,221
Total Investments
in Securities	$435,928,241	$—	$—	$435,928,241

TCM SMALL CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS – September 30, 2019 (Continued)

B.
Federal Income Taxes. The Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, the Fund intends to declare as dividends in each calendar year at least 98.0% of its net investment income (earned during the calendar year) and at least 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

Net capital losses incurred after October 31 and net investment losses incurred after December 31, and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. As of September 30, 2019, the Fund had late year losses of $1,525,734 and no post October losses. As of September 30, 2019, there were no Capital Loss Carryovers for the Fund.

As of September 30, 2019, the Fund did not have any tax positions that did not meet the threshold of being sustained by the applicable tax authority. Generally, tax authorities can examine all the tax returns filed for the last three years. The Fund identifies its major tax jurisdiction as U.S. Federal and the Commonwealth of Massachusetts; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially.

C.
Security Transactions and Investment Income. Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method. Dividend income is recorded on the ex-dividend date. Dividends received from REITs generally are comprised of ordinary income, capital gains and may include return of capital. Interest income is recorded on an accrual basis.  Other non-cash dividends are recognized as investment income at the fair value of the property received. Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.

D.
Distributions to Shareholders. Distributions to shareholders from net investment income and net realized gains on securities for the Fund normally are declared and paid on an annual basis. Distributions are recorded on the ex-dividend date.

TCM SMALL CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS – September 30, 2019 (Continued)

E.
Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenue and expenses during the reporting period. Actual results could differ from those estimates.

F.
Share Valuation. The net asset value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding, rounded to the nearest cent. The Fund’s shares will not be priced on the days on which the New York Stock Exchange is closed for trading. The offering and redemption price is equal to the Fund’s NAV per share. The Fund charged a 1.00% redemption fee on shares held less than 60 days; however, effective January 29, 2016, the redemption fee was eliminated. This fee was deducted from the redemption proceeds otherwise payable to the shareholder. The Fund retained the fee charged as paid-in capital and such fees became part of the Fund’s daily NAV calculation.

G.
Guarantees and Indemnifications. In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

H.
Reclassification of Capital Accounts. Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. These differences are primarily due to prior year equalization and net operating loss. For the year ended September 30, 2019, the following adjustments were made:

Distributable	Paid-In
Earnings	Capital
$(1,402,124)	$1,402,124

I.
Recently Issued Accounting Pronouncements.  In August 2018, the FASB issued ASU No. 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement, which changes the fair value measurement disclosure requirements of Topic 820. The amendments in ASU No. 2018-13 are the result of a broader disclosure project called FASB Concept Statement,

TCM SMALL CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS – September 30, 2019 (Continued)

Conceptual Framework for Financial Reporting—Chapter 8:  Notes to Financial Statements. The objective and primary focus of the project are to improve the effectiveness of disclosures in the notes to the financial statements by facilitating clear communication of the information required by GAAP that is most important to users of the financial statements. ASU No. 2018-13 is effective for all entities for fiscal years beginning after December 15, 2019, including interim periods therein. Early adoption is permitted for any eliminated or modified disclosures upon issuance of ASU No. 2018-13. Management has chosen to early adopt the eliminated or modified disclosures.

J.
Subsequent Events. In preparing these financial statements, Management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. On November 25, 2019, U.S. Bancorp, the parent company of Quasar Distributors, LLC (“Quasar”), the Fund’s distributor, announced that it had signed a purchase agreement to sell Quasar to Foreside Financial Group, LLC (“Foreside”) such that Quasar will become a wholly-owned broker-dealer subsidiary of Foreside.  The transaction is expected to close by the end of March 2020.  Quasar will remain the Fund’s distributor at the close of the transaction, subject to Board approval.

NOTE 3 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

Tygh Capital Management, Inc. (the “Advisor”), provides the Fund with investment management services under an Investment Advisory Agreement (the “Agreement”). Under the Agreement, the Advisor furnishes all investment advice, office space, certain administrative services, and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 0.80% based upon the average daily net assets of the Fund. The amount of investment advisory fees incurred by the Fund for the year ended September 30, 2019 is disclosed in the Statement of Operations. The investment advisory fees incurred are paid monthly to the Advisor, net of any monthly waiver or reimbursement discussed below.

The Advisor has contractually agreed to limit the Fund’s annual ratio of expenses to 0.95% of the Fund’s average daily net assets. The Operating Expenses Limitation Agreement has an indefinite term and may be terminated at any time, and without payment of any penalty, by the Board, on behalf of the Fund, upon sixty (60) days’ written notice to the Advisor. Any fees waived and/or any Fund expenses absorbed by the Advisor pursuant to an agreed upon expense cap shall be reimbursed by the Fund to the Advisor, if so requested by the Advisor, any time before the end of the third year following the period to which the fee waiver and/or expense absorption relates, provided the aggregate amount of the Fund’s current operating expenses for

TCM SMALL CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS – September 30, 2019 (Continued)

such period does not exceed the lesser expense cap in place at the time of waiver or at the time of reimbursement. The Fund must pay its current ordinary operating expenses before the Advisor is entitled to any reimbursements of fees and/or expenses. Any such reimbursement is also contingent upon Board review and approval. Amounts due from the Advisor are paid monthly to the Fund, if applicable. For the year ended September 30, 2019, the Advisor did not waive any fees or reimburse expenses.

U.S. Bancorp Fund Services, LLC (“Fund Services”), doing business as U.S. Bank Global Fund Services, serves as the Fund’s administrator, fund accountant and transfer agent. In those capacities Fund Services maintains the Fund’s books and records, calculates the Fund’s NAV, prepares various federal and state regulatory filings, coordinates the payment of fund expenses, reviews expense accruals and prepares materials supplied to the Board. The Officers of the Trust and the Chief Compliance Officer are also employees of Fund Services. Fees paid by the Fund to Fund Services for these services for the year ended September 30, 2019, are disclosed in the Statement of Operations.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. U.S. Bank N.A. serves as custodian to the Fund. Both the Distributor and U.S. Bank N.A. are affiliates of Fund Services.

NOTE 4 – PURCHASES AND SALES OF SECURITIES

For the year ended September 30, 2019, the cost of purchases and proceeds from the sales or maturities of securities, excluding short-term investments, were $491,800,882 and $506,791,396, respectively.

There were no purchases or sales of long-term U.S. Government securities for the year ended September 30, 2019.

NOTE 5 – DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the year ended September 30, 2019, and the year ended September 30, 2018, were as follows:

Distributions paid from:	September 30, 2019	September 30, 2018
Ordinary income	$26,835,184	$9,963,507
Long-term capital gain	18,731,615	43,623,887

TCM SMALL CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS – September 30, 2019 (Continued)

As of September 30, 2019, the components of accumulated earnings/(losses) on a tax basis were as follows:

Cost of investments(1)	$356,025,775
Gross tax unrealized appreciation	91,003,347
Gross tax unrealized depreciation	(11,100,881)
Net tax unrealized appreciation	79,902,466
Undistributed ordinary income	—
Undistributed long-term capital gain	6,335,167
Total distributable earnings	6,335,167
Other accumulated loss	(1,525,734)
Total accumulated gain	$84,711,899

(1)	The difference between book and tax-basis unrealized appreciation was attributable primarily to the treatment of wash sales.

NOTE 6 – CREDIT FACILITY

U.S. Bank N.A. has made available to the Fund a credit facility pursuant to a separate Loan and Security Agreement for temporary or extraordinary purposes. Loan activity for the year ended September 30, 2019, was as follows:

Maximum available credit	$20,000,000
Largest amount outstanding on an individual day	—
Average daily loan outstanding	—
Credit facility outstanding as of September 30, 2019	—
Average interest rate	—

Interest expense for the year ended September 30, 2019 is disclosed in the Statement of Operations, if applicable.

TCM SMALL CAP GROWTH FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of TCM Small Cap Growth Fund and
The Board of Trustees of Professionally Managed Portfolios
Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of TCM Small Cap Growth Fund (the “Fund”), a series of Professionally Managed Portfolios, including the schedule of investments, as of September 30, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on the Fund’s financial statements based on our audits.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.  We have served as the auditor of one or more of the funds in the Trust since 1995.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.  The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks.  Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2019 by correspondence with the custodian and brokers, or through other appropriate auditing procedures when replies from brokers were not received.  We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
November 27, 2019

TCM SMALL CAP GROWTH FUND

EXPENSE EXAMPLE For the Six Months Ended September 30, 2019 (Unaudited)

As a shareholder of the Fund, you incur ongoing costs, including investment advisory fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (4/1/19 – 9/30/19).

Actual Expenses

The first line of the following table provides information about actual account values based on actual returns and actual expenses. Although the Fund charges no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, currently, a $15.00 fee is charged by the Fund’s transfer agent. To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example. The example includes, but is not limited to, investment advisory fees, fund accounting, fund administration, custody and transfer agent fees. However, the example does not include portfolio trading commissions and related expenses, interest expense or dividends on short positions taken by the Fund. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

TCM SMALL CAP GROWTH FUND

EXPENSE EXAMPLE For the Six Months Ended September 30, 2019 (Unaudited) (Continued)

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During the Period
	4/1/19	9/30/19	4/1/19 – 9/30/19(1)
Actual	$1,000.00	$1,040.00	$4.76
Hypothetical (5% return
before expenses)	$1,000.00	$1,020.41	$4.71

(1)
Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 0.93% multiplied by the average account value over the period multiplied by 183/365 (to reflect one-half year period).

TCM SMALL CAP GROWTH FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting held on August 22, 2019, the Board (which is comprised of five persons, all of whom are Independent Trustees as defined under the Investment Company Act) considered and approved the continuance of the Investment Advisory Agreement (the “Advisory Agreement”) between Professionally Managed Portfolios (the “Trust”) and Tygh Capital Management, Inc. (the “Advisor”) for the TCM Small Cap Growth Fund (the “Fund”).  At this meeting and at a prior meeting held on May 21, 2019, the Board received and reviewed substantial information regarding the Fund, the Advisor and the services provided by the Advisor to the Fund under the Advisory Agreement.  This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations.  Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s approval of the continuance of the Advisory Agreement:

1.
The nature, extent and quality of the services provided and to be provided by the Advisor under the Advisory Agreement.  The Trustees considered the nature, extent and quality of the Advisor’s overall services provided to the Fund as well as its specific responsibilities in all aspects of day-to-day investment management of the Fund.  The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of other key personnel of the Advisor involved in the day-to-day activities of the Fund.  The Board also considered the resources and compliance structure of the Advisor, including information regarding its compliance program, its chief compliance officer and the Advisor’s compliance record, as well as the Advisor’s cybersecurity program, business continuity plan, and risk management process.  The Board also considered the prior relationship between the Advisor and the Trust, as well as the Board’s knowledge of the Advisor’s operations, and noted that during the course of the prior year they had met with certain personnel of the Advisor in person to discuss fund performance and investment outlook, as well as, various marketing and compliance topics.  The Board concluded that the Advisor had the quality and depth of personnel, resources, investment processes and compliance policies and procedures essential to performing its duties under the Advisory Agreement and that they were satisfied with the nature, overall quality and extent of such management services.

2.
The Fund’s historical performance and the overall performance of the Advisor.  In assessing the quality of the portfolio management delivered by the Advisor, the Board reviewed the short-term and long-term performance of the Fund on both an absolute basis, and in comparison to its peer funds utilizing Morningstar classifications and appropriate securities market

TCM SMALL CAP GROWTH FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

benchmarks, all for periods ended March 31, 2019.  While the Board considered both short-term and long-term performance, it placed greater emphasis on longer term performance.  When reviewing the Fund’s performance against its comparative peer group universe, the Board took into account that the investment objective and strategy of the Fund, as well as its level of risk tolerance, may differ significantly from funds in its peer universe.

The Board noted that the Fund outperformed its peer group median for the one-year, three-year, five-year and ten-year periods. The Board also considered the performance of the TCM Small Cap Growth Fund against its broad-based securities market benchmark, noting it outperformed for the one-year, three-year, and five-year periods and underperformed for the ten-year period. The Board also considered the Fund’s slight underperformance compared to the Advisor’s small cap composite for the one-year and three-year periods, in line performance for the five-year period and slight outperformance for the ten-year period ended March 31, 2019 and the reasons given by the Advisor for such differences.

3.
The costs of the services provided by the Advisor and the structure of the Advisor’s fees under the Advisory Agreement.  In considering the advisory fee and total fees and expenses of the Fund, the Board reviewed comparisons to the peer funds and similarly managed separate accounts for other types of clients advised by the Advisor, as well as all expense waivers and reimbursements.  When reviewing fees charged to other similarly managed accounts, the Board took into consideration the type of account and the differences in the management of that account that might be germane to the difference, if any, in the fees charged to such accounts.

The Board noted that the Advisor had contractually agreed to maintain an annual expense ratio of 0.95% for the Fund (the “Expense Cap”), but was currently operating below this level.  The Board noted that the Fund’s advisory fee and net expense ratio were lower than those of its peer group median and average.  The Board noted that the fees charged to other similarly managed account clients were higher than or lower than the fees charged to the Fund depending on the level of assets. The Board concluded that the fees paid to the Advisor were fair and reasonable in light of the comparative performance and advisory fee information.

4.
Economies of Scale.  The Board also considered whether economies of scale were being realized by the Advisor that should be shared with shareholders.  The Board noted that the Advisor has contractually agreed to reduce its advisory fees or reimburse Fund expenses so that the Fund does not exceed its

TCM SMALL CAP GROWTH FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

specified Expense Cap.  The Board also noted the Fund’s annual expense ratio is currently operating slightly under the Expense Cap.  The Board noted that at current asset levels, it did not appear that there were additional significant economies of scale being realized by the Advisor that should be shared with shareholders and concluded that it would continue to monitor economies of scale in the future as circumstances changed and assuming asset levels increase.

5.
The profits to be realized by the Advisor and its affiliates from their relationship with the Fund.  The Board reviewed the Advisor’s financial information and took into account both the direct benefits and the indirect benefits to the Advisor from advising the Fund.  The Board considered the profitability to the Advisor from its relationship with the Fund and considered any additional benefits derived by the Advisor from its relationship with the Fund, particularly benefits received in exchange for “soft dollars” paid to the Advisor.  After such review, the Board determined that the profitability to the Advisor with respect to the Advisory Agreement was not excessive, and that the Advisor had maintained adequate financial resources to support the services it provides to the Fund.

No single factor was determinative of the Board’s decision to approve the continuance of the Advisory Agreement, but rather the Board based its determination on the total combination of information available to them.  Based on a consideration of all the factors in their totality, the Board determined that the advisory arrangement with the Advisor, including the Fund’s advisory fee, was fair and reasonable.  The Board therefore determined that the continuation of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

TCM SMALL CAP GROWTH FUND

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited)

The Board is responsible for the overall management of the Trust, including general supervision and review of the investment activities of the Fund.  The Board, in turn, elects the officers of the Trust, who are responsible for the day-to-day operations of the Trust and its separate series.  The current Trustees and executive officers of the Trust, their birth dates, positions with the Trust, terms of office with the Trust and length of time served, their principal occupations during the past five years and other directorships are set forth in the table below.

Number of
		Term		Portfolios	Other
		of Office		in Fund	Directorships
	Position	and Length	Principal	Complex(2)	Held During
Name, Address	with the	of Time	Occupation During	Overseen	the Past
And Age	Trust(1)	Served	Past Five Years	by Trustees	5 Years

Independent Trustees of the Trust(1)

Kathleen T. Barr	Trustee	Indefinite	Former owner of a	1	Independent
(born 1955)		Term;	registered investment		Director,
c/o U.S. Bank Global		Since	adviser, Productive		Muzinich
Fund Services		November	Capital Management,		BDC, Inc.
2020 E. Financial Way		2018.	Inc.; formerly, Chief		(August 2019
Suite 100			Administrative Officer,		to present);
Glendora, CA 91741			Senior Vice President		Independent
			and Senior Managing		Trustee for the
			Director of Allegiant		William Blair
			Asset Management		Funds (2013
			Company (merged with		to present)
			PNC Capital Advisors,		(21 series);
			LLC in 2009); formerly,		Independent
			Chief Administrative		Trustee for the
			Officer, Chief Compliance		AmericaFirst
			Officer and Senior Vice		Quantitative
			President of PNC Funds		Funds (2012
			and PNC Advantage Funds		to 2016).
(f/k/a Allegiant Funds)
(registered investment
companies).

TCM SMALL CAP GROWTH FUND

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Number of
		Term		Portfolios	Other
		of Office		in Fund	Directorships
	Position	and Length	Principal	Complex(2)	Held During
Name, Address	with the	of Time	Occupation During	Overseen	the Past
And Age	Trust(1)	Served	Past Five Years	by Trustees	5 Years

Wallace L. Cook	Trustee	Indefinite	Investment Consultant;	1	Trustee,
(born 1939)		Term;	formerly, Chief Executive		The Dana
c/o U.S. Bank Global		Since	Officer, Rockefeller		Foundation.
Fund Services		May	Trust Co., (prior thereto
2020 E. Financial Way		1991.	Senior Vice President),
Suite 100			and Managing Director,
Glendora, CA 91741			Rockefeller & Co.
(Investment Manager
and Financial Advisor);
formerly, Senior Vice
President, Norton
Simon, Inc. (international
consumer products
conglomerate.)

Eric W. Falkeis	Trustee	Indefinite	Chief Executive Officer,	1	Independent
(born 1973)		Term;	Tidal ETF Services LLC		Director,
c/o U.S. Bank Global		Since	(2018 to present); formerly,		Muzinich
Fund Services		September	Chief Operating Officer,		BDC, Inc.
2020 E. Financial Way		2011.	Direxion Funds (2013 to		(August 2019
Suite 100	Chairperson	Indefinite	2018); formerly, Senior		to present);
Glendora, CA 91741		Term;	Vice President and Chief		Interested
		Since	Financial Officer (and		Trustee, Tidal
		August	other positions), U.S.		ETF Trust
		2019.	Bancorp Fund		(2018 –
			Services, LLC.		Present)
(6 series);
Former
Interested
Trustee,
Direxion
Funds
(22 series),
Direxion
Shares
ETF Trust
(112 series)
and Direxion
Insurance
Trust (2013
to 2018).

TCM SMALL CAP GROWTH FUND

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Number of
		Term		Portfolios	Other
		of Office		in Fund	Directorships
	Position	and Length	Principal	Complex(2)	Held During
Name, Address	with the	of Time	Occupation During	Overseen	the Past
And Age	Trust(1)	Served	Past Five Years	by Trustees	5 Years
Carl A. Froebel	Trustee	Indefinite	Formerly, President	1	None.
(born 1938)		Term;	and Founder, National
c/o U.S. Bank Global		Since	Investor Data Services,
Fund Services		May	Inc. (investment related
2020 E. Financial Way		1991.	computer software).
Suite 100
Glendora, CA 91741

Steven J. Paggioli	Trustee	Indefinite	Consultant; formerly,	1	Independent
(born 1950)		Term;	Executive Vice		Director,
c/o U.S. Bank Global		Since	President, Investment		Muzinich
Fund Services		May	Company Administration,		BDC, Inc.
2020 E. Financial Way		1991.	LLC (mutual fund		(August 2019
Suite 100			administrator).		to present);
Glendora, CA 91741					Independent
Trustee,
AMG Funds
(55 series);
Advisory
Board
Member,
Sustainable
Growth
Advisers, LP.

Officers of the Trust

Elaine E. Richards	President	Indefinite	Senior Vice President,	Not	Not
(born 1968)		Term;	U.S. Bancorp Fund	Applicable.	Applicable.
c/o U.S. Bank Global		Since	Services, LLC,
Fund Services		March	since July 2007.
2020 E. Financial Way		2013.
Suite 100	Secretary	Indefinite
Glendora, CA 91741		Term;
Since
February
2008.

TCM SMALL CAP GROWTH FUND

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Number of
		Term		Portfolios	Other
		of Office		in Fund	Directorships
	Position	and Length	Principal	Complex(2)	Held During
Name, Address	with the	of Time	Occupation During	Overseen	the Past
And Age	Trust(1)	Served	Past Five Years	by Trustees	5 Years

Aaron J. Perkovich	Vice	Indefinite	Vice President,	Not	Not
(born 1973)	President	Term;	U.S. Bancorp Fund	Applicable.	Applicable.
c/o U.S. Bank Global		Since	Services, LLC,
Fund Services		March	since June 2006.
615 East Michigan St.		2017.
Milwaukee, WI 53202	Treasurer	Indefinite
Term;
Since
August
2016.

Melissa Breitzman	Assistant	Indefinite	Assistant Vice	Not	Not
(born 1983)	Treasurer	Term;	President, U.S.	Applicable.	Applicable.
c/o U.S. Bank Global		Since	Bancorp Fund
Fund Services		August	Services, LLC
615 East Michigan St.		2016.	since June 2005.
Milwaukee, WI 53202

Craig Benton	Assistant	Indefinite	Assistant Vice	Not	Not
(born 1985)	Treasurer	Term;	President, U.S.	Applicable.	Applicable.
c/o U.S. Bank Global		Since	Bancorp Fund
Fund Services		August	Services, LLC
615 East Michigan St.		2016.	since November 2007.
Milwaukee, WI 53202

Cory Akers	Assistant	Indefinite	Assistant Vice	Not	Not
(born 1978)	Treasurer	Term;	President, U.S.	Applicable.	Applicable.
c/o U.S. Bank Global		Since	Bancorp Fund
Fund Services		August	Services, LLC
615 East Michigan St.		2017.	since October 2006.
Milwaukee, WI 53202

TCM SMALL CAP GROWTH FUND

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Number of
		Term		Portfolios	Other
		of Office		in Fund	Directorships
	Position	and Length	Principal	Complex(2)	Held During
Name, Address	with the	of Time	Occupation During	Overseen	the Past
And Age	Trust(1)	Served	Past Five Years	by Trustees	5 Years
Donna Barrette	Chief	Indefinite	Senior Vice President	Not	Not
(born 1966)	Compliance	Term;	and Compliance	Applicable.	Applicable.
c/o U.S. Bank Global	Officer	Since	Officer, U.S. Bancorp
Fund Services		July	Fund Services, LLC
615 East Michigan St.		2011.	since August 2004.
Milwaukee, WI 53202	Anti-Money	Indefinite
	Laundering	Term;
	Officer	Since
July
2011.
	Vice	Indefinite
	President	Term;
Since
July
2011.

(1)	All Trustees of the Trust are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”)
(2)
The Trust is comprised of numerous series managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Fund. The Fund does not hold itself out as related to any other series within the Trust for purposes of investment and investor services, nor does it share the same investment advisor with any other series.

TCM SMALL CAP GROWTH FUND

QUALIFIED DIVIDEND INCOME/DIVIDENDS RECEIVED DEDUCTION (Unaudited)

For the year ended September 30, 2019, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and the Tax Cuts and Jobs Act of 2017.

The percentage of dividends declared from ordinary income designated as qualified dividend income for the year ended September 30, 2019 was 4.85%.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the year ended September 30, 2019 was 4.76%.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distribution under Internal Revenue Section 871(k)(2)(c) for the year ended September 30, 2019 was 100.00%.

INFORMATION ABOUT PROXY VOTING (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 536-3230 or by accessing the Fund’s website at www.tyghcap.com/mutual-fund. Furthermore, you can obtain the description on the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12 months ending June 30 is available without charge, upon request, by calling (800) 536-3230 or by accessing the SEC’s website at www.sec.gov.

INFORMATION ABOUT THE PORTFOLIO HOLDINGS (Unaudited)

The Fund files its complete schedule of portfolio holdings for its first and third fiscal quarters with the SEC on Form N-Q. The Fund’s Form N-Q is available without charge, upon request, by calling (800) 536-3230. Furthermore, you can obtain the Form N-Q on the SEC’s website at www.sec.gov.

TCM SMALL CAP GROWTH FUND

INFORMATION ABOUT HOUSEHOLDING (Unaudited)

In an effort to decrease costs, the Fund will reduce the number of duplicate prospectuses, proxy statements and annual and semi-annual reports that you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household. Please call the Transfer Agent toll free at (800) 536-3230 to request individual copies of these documents. The Fund will begin sending individual copies 30 days after receiving your request. This policy does not apply to account statements.

INFORMATION ABOUT THE FUND’S TRUSTEES (Unaudited)

The Statement of Additional Information (“SAI”) includes additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 536-3230. Furthermore, you can obtain the SAI on the SEC’s website at www.sec.gov or the Fund’s website at www.tyghcap.com/mutual-fund.

TCM SMALL CAP GROWTH FUND

PRIVACY NOTICE

The Fund collects non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;
•	Information you give us orally; and
•	Information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Fund. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility. We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

(This Page Intentionally Left Blank.)

Investment Advisor
Tygh Capital Management, Inc.
1211 SW Fifth Avenue, Suite 2100
Portland, Oregon 97204

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, Pennsylvania 19102-2529

Legal Counsel
Sullivan & Worchester, LLP
1633 Broadway, 32nd Floor
New York, New York 10019

Custodian
U.S. Bank N.A.
Custody Operations
1555 North RiverCenter Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent, Fund Accountant
and Fund Administrator
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202
1-800-536-3230

Distributor
Quasar Distributors, LLC
777 East Wisconsin Avenue, 6th Floor
Milwaukee, Wisconsin 53202

TCM Small Cap Growth Fund
Symbol – TCMSX
CUSIP – 742935455

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees of the Trust has determined that there is at least one audit committee financial expert serving on its audit committee. Ms. Kathleen T Barr and Messrs. Wallace L. Cook, Carl A. Froebel, Eric W. Falkeis and Steven J. Paggioli are each an “audit committee financial expert” and are considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “Other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

       TCM Small Cap Growth Fund
	FYE 9/30/2019	FYE 9/30/2018
Audit Fees	$23,800	$23,800
Audit-Related Fees	N/A	N/A
Tax Fees	$2,700	$2,700
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait Weller & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

          TCM Small Cap Growth Fund
Non-Audit Related Fees	FYE 9/30/2019	FYE 9/30/2018
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

TCM Small Cap Growth Fund
Non-Audit Related Fees	FYE 9/30/2019	FYE 9/30/2018
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s Principal Executive Officer and Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Professionally Managed Portfolios

By (Signature and Title)  /s/ Elaine E. Richards
Elaine E. Richards, President/Principal Executive Officer

Date   December 4, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)  /s/ Elaine E. Richards
Elaine E. Richards, President/Principal Executive Officer

Date   December 4, 2019

By (Signature and Title)*  /s/ Aaron J. Perkovich
  Aaron J. Perkovich, Treasurer/Principal Financial Officer

Date   December 4, 2019

* Print the name and title of each signing officer under his or her signature.